UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 11, 2026

Date of Report (Date of earliest event reported)

Mountain Crest Acquisition Corp. V

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40418	86-1768041
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

524 Broadway 11th Floor New York, NY	10012
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (646)493-6558

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act: None

Securities registered pursuant to Section 12(g) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	MCAG
Rights	MCAGR
Units	MCAGU

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

As previously disclosed, on August 29, 2024, Mountain Crest Acquisition Corp. V (the “Company”) entered into a business combination agreement, dated as of August 29, 2024, as modified by the Joinder Agreement (as defined below) (as amended, the “Business Combination Agreement”), with CubeBio Co., Ltd. (“CubeBio”), a corporation organized under the laws of the Republic of Korea, pursuant to which, subject to the approval and adoption of the Business Combination Agreement by the Stockholders, the following transactions will occur: (i) CHL SPAC Merger Sub, Inc., a Delaware corporation (“SPAC Merger Sub”) and a wholly owned subsidiary of PubCo (as defined below), will be merged with and into Mountain Crest with Mountain Crest being the surviving entity (the “SPAC Merger”), and following the SPAC Merger, a direct wholly owned subsidiary of CubeBio Holdings Limited, a Cayman Islands exempted company limited by shares (“PubCo”), and each share of common stock of Mountain Crest, par value $0.0001 per share (the “Mountain Crest Common Stock”), issued and outstanding prior to the SPAC Merger shall be converted into one PubCo ordinary shares, par value $0.0001 per share, and (ii) all shareholders of CubeBio shall transfer their respective common shares of CubeBio, par value $0.0001 per share to Cube Exchange Sub Co., Ltd., a corporation organized under the laws of the Republic of Korea, in exchange for the right to receive ordinary shares of PubCo, par value $0.0001 per share (the “Share Swap” and collectively with the SPAC Merger the “Business Combination”). On October 20, 2026, the sole shareholder of PubCo changed the name of PubCo from “CubeBio Holdings Limited” to “VIANIQ Holdings Limited”.

On November 11, 2026, at 11:00 a.m. Eastern Time, the Company held a special meeting of shareholders (the “Special Meeting”), at which the shareholders voted on the following proposals, as set forth below, each of which is described in detail in the definitive proxy statement (the “Proxy Statement”) filed with the U.S. Securities and Exchange Commission (the “SEC”) on October 20, 2026, which was first mailed by the Company to its shareholders on or about October 21, 2026.

As of September 14, 2026, the record date for the Special Meeting, there were 2,873,023 shares of common stock of the Company, par value $0.0001 per share (the “Common Stock”), issued and outstanding and entitled to vote at the Special Meeting. There were 2,419,694 shares of Common Stock representing approximately 84.22% of the issued and outstanding shares of Common Stock present in person (virtually) or represented by proxy at the Special Meeting, constituting a quorum for the Special Meeting. The final voting results for each proposal submitted to the shareholders of the Company at the Special Meeting are included below.

Each of the proposals described below was approved by the Company’s shareholders.

PROPOSALS

1.	Business Combination Agreement Proposal

Stockholders approved the proposal (the “Business Combination Agreement Proposal”) to approve the Business Combination Agreement and approve the Business Combination and other transactions contemplated in the Business Combination Agreement.

Approval of the Business Combination Agreement Proposal required the approval of an ordinary resolution, being the affirmative vote of the holders of a majority of the Common Stock who, being present in person (including virtually) or represented by proxy and entitled to vote at the Special Meeting, voted at the Special Meeting. Abstentions had the same effect as a vote “AGAINST” the Business Combination Agreement Proposal, and broker non-votes had no effect on the outcome of the vote. The Business Combination Agreement Proposal received the following votes:

FOR	AGAINST	ABSTAIN	Broker Non-Votes
2,419,694	0	0	0

The Business Combination Agreement Proposal was approved by stockholders holding 84.22% of the votes cast.

2.	Governance Proposal

Stockholders approved, on a non-binding advisory basis, the proposal to adopt PubCo’s Amended and Restated Memorandum and Articles of Association (the “Proposed PubCo Charter”) in substitution for and to the exclusion of the Mountain Crest Amended and Restated Certificate of Incorporation (the “Mountain Crest’s Charter”). The differences between Mountain Crest’s and the Proposed PubCo Charter include, among other things, (i) a change in the authorized shares of capital stock from 30,000,000 shares of Mountain Crest common stock to 990,000,000 PubCo ordinary shares and 10,000,000 PubCo preference shares and (ii) the deletion of certain provisions related to Mountain Crest’s status as a blank check company.

Approval of the advisory, non-binding Governance Proposal required the affirmative vote of the majority of the Common Stock present in person (including virtually) or represented by proxy at the Special Meeting and entitled to vote on such Proposal. The vote on the Governance Proposal is advisory and is not binding on the Company or its board of directors. The Governance Proposal received the following votes:

FOR	AGAINST	ABSTAIN	Broker Non-Votes
2,419,694	0	0	0

The Governance Proposal was approved by stockholders holding 84.22% of the votes cast.

3.	Director Proposal

Stockholders approved, on a non-binding advisory basis, the election of (i) Jaemyung Kim, (ii) Hyejeoung Lee, (iii) Dr. Hoseong Han, (iv) Dr. Kyungha Yoo, (v) Kyoomyong Yun, (vi) Dongseop Shin, and (vii) Hong Kyu Jeon as directors of PubCo. Proposal 3 was referred to in the Proxy Statement as the “Director Proposal”.

For the Director Proposal, each nominee was required to receive a plurality of the votes of the Common Stock present in person (including virtually) or represented by proxy at the Special Meeting and entitled to vote on the Director Proposal. Broker non-votes had no effect on the outcome of the vote. Each nominee received the following votes:

NOMINEE	FOR	WITHHELD	BROKER NON-VOTES
Jaemyung Kim	2,419,694	0	0
Hyejeoung Lee	2,419,694	0	0
Dr. Hoseong Han	2,419,694	0	0
Dr. Kyungha Yoo	2,419,694	0	0
Kyoomyong Yun	2,419,694	0	0
Dongseop Shin	2,419,694	0	0
Hong Kyu Jeon	2,419,694	0	0

All of the individual director nominated in the Directors Proposal were elected to the Board of Directors of PubCo.

4.	PubCo Equity Incentive Plan Proposal

Stockholders approved PubCo’s Equity Incentive Plan.

Approval of the PubCo Equity Incentive Plan Proposal required the affirmative vote of the holders of a majority of the shares of Common Stock present in person (including virtually) or represented by proxy at the Special Meeting and entitled to vote on such Proposal. Abstentions had the same effect as a vote “AGAINST” the PubCo Equity Incentive Plan Proposal, and broker non-votes had no effect on the outcome of the vote. The PubCo Equity Incentive Plan Proposal received the following votes:

FOR	AGAINST	ABSTAIN	Broker Non-Votes
2,419,694	0	0	0

The PubCo Equity Incentive Plan Proposal was approved by stockholders holding 84.22% of the votes cast.

5.	Adjournment Proposal

Because there were sufficient votes at the time of the Special Meeting to approve each of the foregoing proposals, the proposal to adjourn the Special Meeting to a later date or dates (the “Adjournment Proposal”), as described in the Proxy Statement, was not presented to the Company’s stockholders.

Item 8.01.	Other Events.

In connection with the stockholders’ vote at the Special Meeting on November 11, 2026, 5,612 shares of the Company’s publicly traded common stock were tendered for redemption.

No Offer or Solicitation

This Current Report on Form 8-K is for informational purposes only and is not intended to and shall not constitute a proxy statement or the solicitation of a proxy, consent or authorization with respect to any securities or in respect of an initial business combination or PIPE financing and is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy or subscribe for any securities or a solicitation of any vote of approval, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Item 9.01.	Financial Statements and Exhibits.

EXHIBIT NO.	DESCRIPTION
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 12, 2026

MOUNTAIN CREST ACQUISITION CORP. V

By:	/s/ Suying Liu
Name:	Suying Liu
Title:	Chief Executive Officer

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